SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 2, 2007

VERTIS, INC.

d/b/a Vertis Communications
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

250 WEST PRATT STREET
BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously announced, on November 28, 2006, Dean D. Durbin  resigned from his positions as president, chief executive office and director of Vertis, Inc. (“Vertis” or the “Company”).  In connection with Mr. Durbin’s resignation, Vertis entered into a separation agreement with Mr. Durbin on January 2, 2007 (the “Durbin Agreement”).

Pursuant to the Durbin Agreement the Company agreed to provide Mr. Durbin with the severance benefits contained in section 5(a) of his employment agreement, dated August 31, 2003 and filed as exhibit 10.43 to Vertis’ 2003 Annual Report on Form 10-K, which was amended on November 12, 2004 and filed as exhibit 10.54 to Vertis’ 2004 Annual Report on Form 10-K, and further amended effective March 13, 2006 as announced in Vertis’ Current Report on Form 8-K filed March 17, 2006 and filed as exhibit 10.45 to Vertis’ 2005 Annual Report on Form 10-K.  Mr. Durbin will continue his employment with the Company as a non-officer employee through February 28, 2007 (the “Date of Termination”), at which time Mr. Durbin’s employment will terminate.  Mr. Durbin will continue to receive his current base salary and be eligible to participate in all Vertis retirement, health and welfare benefit plans through the Date of Termination.

Furthermore, under the Durbin Agreement, Mr. Durbin will forfeit on the Date of Termination forty percent of his unvested shares of Vertis restricted common stock issued under the Restricted Stock Agreement dated May 20, 2004 and filed as exhibit 10.34 to Vertis’ 2004 Annual Report on Form 10-K and the Restricted Stock Agreement dated March 6, 2006 and filed as exhibit 10.9 to Vertis’ Quarterly Report on Form 10-Q for the period ended March 31, 2006.  With respect to the remaining sixty percent of Mr. Durbin’s unvested shares of restricted common stock, thirty-three percent shall be forfeited on February 28, 2011, if they have not by such date become vested, and the remainder shall be forfeited equally on a monthly basis over a twenty-four month period commencing on the Date of Termination if they have not earlier become vested.

Additionally, pursuant to the Durbin Agreement, the Company waived its call rights, as provided for in the Amended and Restated Management Subscription Agreement dated August 31, 2003 and filed as exhibit 10.5 to Vertis’ Quarterly Report on Form 10-Q for the period ended March 31, 2006 (the “Subscription Agreement”), exclusive of any drag-along rights (as described and defined in the Subscription Agreement), against 6,002 shares of common stock held or that may be held by Mr. Durbin which the Company otherwise could have exercised upon the termination of Mr. Durbin’s employment with the Company.  The Company also agreed to preserve the tag-along rights (as described and defined in the Subscription Agreement) granted to Mr. Durbin in the Subscription Agreement beyond the termination of his employment with the Company.

The terms of the Durbin Agreement further provide for mutual general liability releases and also for indemnification by the Company of Mr. Durbin for claims arising out of or in connection with Mr. Durbin’s employment with or service as an officer or director of the Company.

The description of the Durbin Agreement set forth above is qualified in its entirety by reference to the actual terms of the Durbin Agreement, which will be filed by the Company as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ JOHN V. HOWARD, JR.
Name: John V. Howard, Jr.
Title: Chief Legal Officer and Secretary

Date:  January 3, 2007